Exhibit 10.4(b)


            Schedule of Warrant (refinancings after October 31, 2005) Issued by NCT Group, Inc. to Carole Salkind on December 7, 2005


                        Expiration                                      Shares
      Grant Date           Date            Exercise Price              Granted
      ----------           ----            --------------              -------
       12/07/05          12/07/10        Greater of: (i) $0.0052;     16,000,000
                                         or (ii) the par value of
                                         NCT Group, Inc.
                                         common stock on the
                                         date of exercise